BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST

BlackRock California Municipal Bond Fund

(the “Fund”)

Supplement dated February 26, 2014
to the Fund’s Prospectus and Summary Prospectus, each dated September 30, 2013

Effective as of January 1, 2014, the S&P California Municipal Bond Index, one of the benchmarks against which the Fund measures its performance, includes only those California bonds in the S&P Municipal Bond Index that have maturities greater than 5 years.

Shareholders should retain this Supplement for future reference.

ALLPR-CAM-0214SUP